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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2008


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                    333-138178               20-3730880
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)



                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 1, 2008, Indalex Holdings Finance, Inc. (the "Company") announced the appointment of John R. Bagnuolo to the position of Chief Operations Officer of the Company. Mr. Bagnuolo, age 47, will be responsible for the Company's North American manufacturing and supply chain operations. Mr. Bagnuolo has 24 years of operations and general management experience, with expertise in lean manufacturing techniques. Since 2007, he held the position of Vice President of Operations, Americas for I.T.T. Corporation, where he was responsible for their North American operations and distribution organization. From 1995 to 2007, Mr. Bagnuolo held numerous positions with subsidiaries of Danaher Corporation, including Vice President of Operations for Gendex/Kavo Inc. from 2006 to 2007, where he led a global dental products manufacturing and supply chain management organization; Corporate Director, Danaher Business System from 2004 to 2006, where he implemented lean manufacturing processes at numerous worldwide sites; and Vice President of Operations, General Manager of Videojet Technologies, Inc. from 2000 to 2004, where he led a global manufacturing and procurement organization. There are no family relationships between Mr. Bagnuolo and any director or other officer of the Company.

     Pursuant to a letter agreement between Mr. Bagnuolo and the Company, Mr. Bagnuolo is entitled to a payout equivalent to his base salary for a period of twelve months if we terminate him without cause. The Company would have the discretion of making the payout as a lump sum or as a continuation of his salary through the twelve month period, as appropriate. The letter agreement provides that Mr. Bagnuolo is eligible to receive up to 5,000 shares of stock options. In addition, the letter agreement provides that Mr. Bagnuolo will not compete with us or provide services to any of our competitors during the term of his employment and for a period of six months thereafter. The letter agreement also contains certain non-solicitation agreements.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (d) The following exhibit is furnished with this report:

     Exhibit No.           Description
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     10.1                  Employment offer letter dated April 10, 2008.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDALEX HOLDINGS FINANCE, INC.


                                              /s/Patrick Lawlor
                                            -----------------------------------
Date: May 2, 2008                           Name:  Patrick Lawlor
                                            Title: Chief Financial Officer